Exhibit 10.3


                               FIRST AMENDMENT TO
                       THE C&D TECHNOLOGIES, INC. PENSION
                           PLAN FOR SALARIED EMPLOYEES

     THIS  FIRST   AMENDMENT  is  made  on  this  12th  of  June  2002,  by  C&D
Technologies, Inc., a corporation duly organized and existing under the laws of the State of Pennsylvania (hereinafter called the "Company").

                                  INTRODUCTION

     WHEREAS, the Company maintains the C&D Technologies, Inc. Pension Plan for Salaried Employees (the "Plan").

     WHEREAS, the Company wishes to amend the Plan to reflect changes required by applicable law.

                                    AMENDMENT

     NOW, THEREFORE, the Company hereby amends the Plan as follows:

     1. By deleting Section 1.12 in its entirety and by substituting therefor the following:

     "1.12 Authorized Leave of Absence

          An approved absence of a Member for family illness, personal health, layoff, absences under the Family or Medical Leave Act, effective December 12, 1994, absences under the Uniformed Services Employment and Re-employment Rights Act of 1994, or other approved leaves of absence. A period of authorized leave shall be considered as a period of Eligibility Service, except that if the Member does not return to the employment of the Company upon conclusion of the approved absence, the Member's Severance from Employment Date shall be determined in accordance with Plan Section 1.26(c).

     2. By deleting Section 1.28 in its entirety and by substituting therefor the following:

     "1.28 Employee

          Any person (a) employed by an Affiliated Company for purposes of the Federal Insurance Contributions Act, (b) a leased employee within the meaning of Code Section 414(n)(2) with respect to an Affiliated Company, or (c) deemed to be an employee of an Affiliated Company pursuant to regulations under Code Section 414(o). For purposes of this Section 1.28, the term `leased employee' means a person (other than an employee of the recipient) who, pursuant to an agreement between the recipient and another person (`leasing organization'), has performed services for the recipient (or a Affiliated Company) on a substantially full-time basis for a period of at least one year, and such services are performed under the primary direction or control of the service recipient."

     3. By deleting the third from the last paragraph in Section 5.4 in its entirety and by substituting therefor the following:

          "Effective until January 1, 2000, in the case of any individual who is a member in both the Plan and in a defined contribution plan of the Company, the defined benefit plan fraction and the defined contribution plan fraction for any calendar year may not exceed 1.0."

     4. By deleting the fifth paragraph of Section 5.4 in its entirety and by substituting therefor the following:

          "'Annual Benefit' shall mean a benefit payable annually in the form of a straight life annuity with no ancillary benefits or a Joint and
          Survivor Annuity in the case of a married Member with a Spouse. Benefits payable in any other form will be adjusted to the actuarial equivalent of a straight life annuity. For purposes of making this adjustment the interest rate assumption shall not be less than the assumption specified under the Plan, or five percent (5%) per year. Effective January 1, 1995, the actuarial adjustment will be made in the manner prescribed by the Secretary of the Treasury to be consistent with the reduction for old-age insurance benefits commencing before the Social Security Retirement Age under the Social Security Act."

     IN WITNESS WHEREOF, the Company has executed this First Amendment as of the day and year first above written.

                                    COMPANY:
                                    C&D TECHNOLOGIES, INC.

                                    By:/s/ Linda Hansen
                                       ----------------------------------------

                                    Title: Vice President
                                          -------------------------------------


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